                                                                       EXHIBIT A

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITY.

Original Issue Date: January ___, 2006

                                                                  $_____________


                                SECURED DEBENTURE

        THIS SECURED DEBENTURE is one of a series of duly authorized and issued Secured Debentures of All American Plazas, Inc., a Pennsylvania corporation, having a principal place of business at Bethel, Pennsylvania, 17847, (the "COMPANY") and St. John's Reality Corporation ("ST. JOHN'S" or "SUBSIDIARY BORROWERS" and the Company and St. John's, collectively, the "BORROWERS") designated as, to each Borrower, its Secured Debenture (the "DEBENTURES").

        FOR VALUE RECEIVED, the Borrowers, jointly and severally, promise to pay to __________________ or its registered assigns (the "HOLDER"), or shall have paid pursuant to the terms hereunder, the principal sum of $____________ on January __, 2007 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the "MATURITY DATE"), and to pay interest to the Holder on the then outstanding principal amount of this Debenture in accordance with the provisions hereof. This Debenture is subject to the following additional provisions:

        SECTION 1. DEFINITIONS. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

        "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in

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

the State of New York are authorized or required by law or other government action to close.

        "CHANGE OF CONTROL TRANSACTION" means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 40% of the voting securities of the Company, or (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 60% of the aggregate voting power of the Company or the successor entity of such transaction, or (c) the Company sells or transfers its assets, as an entirety or substantially as an entirety, to another Person and the stockholders of the Company immediately prior to such transaction own less than 60% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (a) or (d).

        "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company and stock of any other class of securities into which such securities may hereafter have been reclassified or changed into.

        "DEBENTURE REGISTER" shall have the meaning set forth in Section 2(b).

        "EVENT OF DEFAULT" shall have the meaning set forth in Section 5.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "FUNDAMENTAL TRANSACTION" shall mean (a) the Company effects any merger or consolidation of the Company with or into another Person (other than the Able Energy Transaction provided that the Company timely complies with Section 4.9 of the Purchase Agreement), (b) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (c) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (d) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

        "INTEREST PAYMENT DATE" shall have the meaning set forth in Section
2(a).

        "INTEREST PERIOD" means, initially, the period beginning on and including the Original Issue Date and ending on and including March 31, 2006 and each successive period as follows: the period beginning on and including April 1 and ending on and including June 30; the period beginning on and including July 1 and ending on and including September 30; the period beginning on and including October 1 and ending on and including December 31; and the period beginning on and including January 1 and ending on and including March 31.

        "LATE FEES" shall have the meaning set forth in Section 2(c).

        "LIBOR" means, for each Interest Period (i) the three-month London Interbank Offered Rate for deposits in U.S. dollars, as shown on such the Trading Day immediately prior to the beginning of such Interest Period in The Wall Street Journal (Eastern Edition) under the caption "Money Rates - London Interbank Offered Rates (LIBOR)"; or (ii) if The Wall Street Journal does not publish such rate, the offered one-month rate for deposits in U.S. dollars which appears on the Reuters Screen LIBO Page as of 10:00 a.m., New York time, the Trading Day immediately prior to the beginning of such Interest Period, provided that if at least two rates appear on the Reuters Screen LIBO Page on any such Trading Day, the "LIBOR" for such day shall be the arithmetic mean of such rates. . "MANDATORY PREPAYMENT AMOUNT" for any Debentures shall equal the sum of 125% of the principal amount of this Debenture, plus all accrued and unpaid interest thereon and all other amounts, costs, expenses and liquidated damages due in respect of this Debenture; PROVIDED, HOWEVER, upon the occurrence of an Event of Default pursuant to Section 5(a)(viii), the Mandatory Prepayment Amount shall be (a) the greater of (i) 125% of the principal amount of this Debenture and (ii) (A) the principal amount of this Debenture divided by $3.00 (subject to adjustment for reverse and forward stock splits and the like for the common stock of Able Energy after the Original Issue Date) multiplied by (B) the closing bid price of Able Energy common stock as reported by Bloomberg Financial LP on the date such notice of default is given to the Company by the Holder, and
(b) all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

        "NEW YORK COURTS" shall have the meaning set forth in Section 6(e).

        "ORIGINAL ISSUE DATE" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

        "PERMITTED INDEBTEDNESS" shall mean (a) the Indebtedness of the Subsidiary Borrower existing on the Original Issue Date and set forth on
SCHEDULE 3.1(GG) attached to the Purchase Agreement, which Indebtedness may be amended or refinanced from time to time on substantially the same (or better for the Subsidiary Borrower) economic terms and conditions as the existing Indebtedness without any increase in the principal of such Indebtedness and (b) lease obligations and purchase money Indebtedness of the Subsidiary Borrower of up to $350,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets.

        "PERMITTED LIEN" shall mean the individual and collective reference to the following: (a) Liens on the Subsidiary Borrower for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Subsidiary Borrower) have been established in accordance with GAAP, (b) Liens of the Subsidiary Borrower imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of business, and (x) which do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Subsidiary Borrower or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien and (c) Liens of the Subsidiary Borrower incurred in connection with Permitted Indebtedness under clause (b) thereunder provided that such Liens are not secured by assets of the Subsidiary Borrower other than the assets so acquired or leased.

        "PERSON" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

        "PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of January ___, 2006, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "SUBSIDIARY" shall have the meaning given to such term in the Purchase Agreement.

SECTION 2.      INTEREST.

        a) PAYMENT OF INTEREST IN CASH. The Borrowers shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate per annum equal to LIBOR for the applicable Interest Period plus 4% or such lesser rate as shall be the highest rate permitted by applicable law, payable quarterly on April 1, July 1, October 1 and January 1, beginning on April 1, 2006 (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an "INTEREST PAYMENT DATE"); provided, however, in the event the Able Energy Transaction has not been completed and the Able Energy Transaction Documents have not been entered into by Able Energy and Able Energy has not issued the securities issuable thereunder to the Holder on or before the 6 month anniversary of the Original Issue Date, the interest rate per annum shall thereafter equal the lesser of (i) the greater of (A) 18% and (B) LIBOR for the applicable Interest Period plus 8% or (ii) such lesser rate as shall be the highest rate permitted by applicable law.

        b) INTEREST CALCULATIONS. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Borrowers regarding registration and transfers of Debentures (the "DEBENTURE REGISTER").

        c) LATE FEE. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) ("LATE FEE") which will accrue daily, from the date such interest is due hereunder through and including the date of payment.

        d) PREPAYMENT. Except as otherwise set forth in this Debenture, the Borrowers may not prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder at any time.

SECTION 3.      REGISTRATION OF TRANSFERS AND EXCHANGES.

        a) DIFFERENT DENOMINATIONS. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

        b) INVESTMENT REPRESENTATIONS. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

        c) RELIANCE ON DEBENTURE REGISTER. Prior to due presentment to the Borrowers for transfer of this Debenture, the Borrowers and any agent of the Borrowers may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Borrowers nor any such agent shall be affected by notice to the contrary.

SECTION 4. NEGATIVE COVENANTS. So long as any portion of this Debenture is outstanding, the Borrowers will not and will not permit any of its Subsidiaries to directly or indirectly:

        a) except for Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of the property or assets of the Subsidiary Borrower now owned or hereafter acquired or any interest therein or any income or profits therefrom;

        b) except for Permitted Liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets of the Subsidiary Borrower now owned or hereafter acquired or any interest therein or any income or profits therefrom;

        c) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder;

        d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a DE MINIMIS number of shares of its Common Stock or Common Stock Equivalents other than as to the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents;

        e)      enter into any agreement with respect to any of the foregoing;
or

        f)      pay cash dividends on any equity securities of the Borrowers.

SECTION 5.      EVENTS OF DEFAULT.

        a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                i. any default in the payment of (A) the principal amount of any Debenture, or (B) interest (including Late Fees) on, or liquidated damages in respect of, any Debenture, in each case free of any claim of subordination, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise);

                ii. A Borrower shall fail to observe or perform any other covenant or agreement contained in this Debenture or any of the other Transaction Documents which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Business Days after notice of such default sent by the Holder or by any other Holder and (B) 10 Business Days after such Borrower shall become or should have become aware of such failure;

                iii. a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents other than the Debentures, or (B) any other material agreement, lease, document or instrument to which the Borrowers or any Subsidiary are bound which default is not cured, if possible to cure, within the earlier to occur of (A) 5 Business Days after notice of such default sent by the Holder or by any other Holder and (B) 10 Business Days after such Borrower shall become or should have become aware of such default.

                iv. any representation or warranty made herein, in any other Transaction Documents, in any written statement pursuant hereto or thereto, or in any other report, financial statement or certificate made or delivered to the Holder or any other holder of Debentures shall be untrue or incorrect in any material respect as of the date when made or deemed made, which breach is not cured, if possible to cure, within the earlier to occur of (A) 5 Business Days after notice of such default sent by the Holder or by any other Holder and (B) 10 Business Days after such Borrower shall become or should have become aware of such failure

                v. (i) the Borrowers or any of its Subsidiaries shall commence, or there shall be commenced against the Borrowers or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrowers or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrowers or any Subsidiary thereof or (ii) there is commenced against the Borrowers or any Subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or (iii) the Borrowers or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (iv) the Borrowers or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Borrowers or any Subsidiary thereof makes a general assignment for the benefit of creditors; or (vi) the Borrowers shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Borrowers or any Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or
        (viii) the Borrowers or any Subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Borrowers or any Subsidiary thereof for the purpose of effecting any of the foregoing;

                vi. the Borrowers or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Borrowers in an amount exceeding $250,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable.

                vii. Other than with respect to the Able Energy Transaction, the Borrowers shall be a party to any Change of Control Transaction or Fundamental Transaction, shall agree to sell or dispose of all or in excess of 40% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction) or shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company (other than repurchases of shares of Common Stock or other equity securities of departing officers and directors of the Company; provided such repurchases shall not exceed $100,000, in the aggregate, for all officers and directors during the term of this Debenture); or

                viii. the Able Energy Transaction shall have not been completed on or prior to the date which is the 12 month anniversary of the date of the Purchase Agreement or concurrently therewith, Able Energy shall not have entered into the Able Energy Transaction Documents and issued the securities required thereunder, the shareholders of Able Energy shall not have approved the Able Energy Transaction as required by Section 4.9 of the Purchase Agreement or the Company shall not have taken any and all actions and execute any and all documents reasonably required by the Purchasers to insure that the liens on the real and personal property of the Borrowers granted pursuant to the Loan Documents and the pledge granted pursuant to the Pledge Documents are extended and modified to secure the obligations of the Borrowers and Able Energy under the Able Energy Transaction Documents.

                ix. On or before March 13, 2006, Able Energy shall have not filed an amendment to the proxy statement pursuant to Section 14A under the Exchange Act with the Commission seeking the approval of the Able Energy Transaction and disclosing the material terms of the Able Energy Transaction Documents to be executed and entered into at the time of the Able Energy Transaction, which disclosure shall be in form and substance reasonably satisfactory to the Holder and on or before the Trading Day following the date of the Purchase Agreement, Able Energy shall have filed a Current Report on Form 8-K disclosing the material terms of the Able Energy Transaction Documents to be executed and entered into at the time of the Able Energy Transaction, which disclosure shall be in form and substance reasonably satisfactory to the Holder.

        b) REMEDIES UPON EVENT OF DEFAULT. If any Event of Default occurs, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's election, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Prepayment Amount. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, the interest rate on this Debenture shall accrue at the rate of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Debentures for which the full Mandatory Prepayment Amount hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Borrowers. The Holder need not provide and the Borrowers hereby waive any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

SECTION 6.      MISCELLANEOUS.

        a) NOTICES. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Borrowers, at the addresses set forth above, facsimile number (631) 929-4543, ATTN: JONATHAN AUSTERN or such other address or facsimile number as the Borrowers may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Borrowers hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Borrowers, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

        b) ABSOLUTE OBLIGATION. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Borrowers, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Borrowers. This Debenture ranks PARI PASSU with all other Debentures now or hereafter issued under the terms set forth herein.

        c) MORTGAGE AND PLEDGE. This Debenture is a direct debt obligation of the Borrowers and, pursuant to the Loan Documents and Pledge Documents, is secured by the equity, assets and property of the Borrowers.

        d) LOST OR MUTILATED DEBENTURE. If this Debenture shall be mutilated, lost, stolen or destroyed, the Borrowers shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Borrowers.

        e) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

        f) WAIVER. Any waiver by the Borrowers or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Borrowers or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

        g) SEVERABILITY. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Borrowers covenant (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Borrowers from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Borrowers (to the extent it may lawfully do so) hereby expressly waive all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

        h) NEXT BUSINESS DAY. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

        i) HEADINGS. The headings contained herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

        j) ASSUMPTION. Any successor to the Borrowers or surviving entity in a Fundamental Transaction shall (i) assume in writing all of the obligations of such Borrower under this Debenture and the other Transaction Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) prior to such Fundamental Transaction and (ii) if the

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

successor is to the Company, except as otherwise provided for in Section 4.9 of the Purchase Agreement, to issue to the Holder a new debenture of such successor entity evidenced by a written instrument substantially similar in form and substance to this Debenture, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Debentures held by the Holder and having similar ranking to the Debenture, and satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed). The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Debenture.


                              *********************




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

        IN WITNESS WHEREOF, the Borrowers have caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.


                                          ALL AMERICAN PLAZAS, INC.


                                          By:___________________________________
                                              Name:
                                              Title:


                                          ST. JOHN'S REALTY CORPORATION


                                          By:______________________________
                                              Name:
                                              Title:





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